Synpheny-1 Phase 2 Top-Line Results Transforming Medicine Through Synthetic Biology October 18, 2022 Exhibit 99.2

Forward Looking Statements This press release contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release regarding strategy, future operations, clinical development plans, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this press release, the words "may," "could," "should," "anticipate," "believe," “look forward,” "estimate," "expect," "intend," on track,” "plan," "predict" and similar expressions and their variants, as they relate to Synlogic, may identify forward-looking statements. Examples of forward-looking statements, include, but are not limited to, statements regarding the potential of Synlogic's approach to Synthetic Biotics to develop therapeutics to address a wide range of diseases including: inborn errors of metabolism and inflammatory and immune disorders; our expectations about sufficiency of our existing cash balance; the future clinical development of Synthetic Biotics; the approach Synlogic is taking to discover and develop novel therapeutics using synthetic biology; and the expected timing of Synlogic's clinical trials of SYNB1618, SYNB1934, SYNB1353 and SYNB8802 and availability of clinical trial data. Actual results could differ materially from those contained in any forward-looking statements as a result of various factors, including: the uncertainties inherent in the clinical and preclinical development process; the ability of Synlogic to protect its intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading "Risk Factors" in Synlogic's filings with the U.S Securities and Exchange Commission. The forward-looking statements contained in this press release reflect Synlogic's current views with respect to future events. Synlogic anticipates that subsequent events and developments will cause its views to change. However, while Synlogic may elect to update these forward-looking statements in the future, Synlogic specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Synlogic's view as of any date subsequent to the date hereof.

Speakers Molly Harper Chief Business Officer Aoife Brennan, MB ChB President & CEO Caroline Kurtz, PhD. Chief Development Officer

Opening Remarks Dr. Aoife Brennan President & CEO © 2022 SYNLOGIC. SYNPHENY-1 PHASE 2 TOP-LINE RESULTS. ALL RIGHTS RESERVED. |

PKU remains a profound burden Phase 2 top-line data confirm transformative potential of SYNB1934 Expect to initiate Phase 3 with SYNB1934 in H1 2023

© 2020 SYNLOGIC. QU©AR2T0E1R9LYSYRNELSOUGLTICS.. AALLLL RRIIGGHHTTSS RREESSEERRVVEEDD.. || 33 The Opportunity & Positioning for PKU Molly Harper Chief Business Officer © 2022 SYNLOGIC. SYNPHENY-1 PHASE 2 TOP-LINE RESULTS. ALL RIGHTS RESERVED. |

PKU: Universally Diagnosed, Underserved

Underserved Population


OPPORTUNITY
~75%
remain untreated[1]
sapropterin
(Kuvan®)
pegvaliase
(Palynziq®)

Attractive Market Opportunity

- ✓ 17,000 in the US;[1] >150,000 globally[2]
- ✓ Kuvan® achieved $500mm/yr with ~15% share[3]
- ✓ Palynziq®: $300mm for 2022 with ~10% share[3]

What Good Looks Like

Target threshold for plasma Phe reduction -20%

Per clinician, KOL input[4]

Regulatory precedent for response target[5]

synlogic

1. US Data estimate NPKUA; 2. Hillert et al *AJHG* 2020 3.Pre-genericization; Patient numbers for sapropterin, pegvaliase derived from Biomarin financials and disclosures 4. Synlogic Market Research 2021 5. Palynziq U.S. Prescribing Information

© 2022 SYNLOGIC. SYNPHENY-1 PHASE 2 TOP-LINE RESULTS. ALL RIGHTS RESERVED. | 7

Designed to Fit with PKU Patients 2 Potential clinical positioning: as both monotherapy and adjunctive* treatment options Lack of systemic absorption Convenient, oral administration * to sapropterin (Kuvan®) Patient Presentation, SYNB1618 & SYNB1934

Synpheny-1 Phase 2 Top-Line Results Caroline Kurtz, PhD. Chief Development Officer © 2022 SYNLOGIC. SYNPHENY-1 PHASE 2 TOP-LINE RESULTS. ALL RIGHTS RESERVED. |

Phase 2 Synpheny-1 in Patients with PKU

Study Design


Diet Run-In
Dose Ramp[1]
Treatment Period
Dose: 1×10^{12}
Day -1
Day 1
Day 7
Day 14
Fasting Plasma Phe
D5-Phe Tracer Study

1. SYNB1618: Days 1-3: 1×10^{11}, Days 4-6: 3×10^{11}; SYNB1934: Days 1-3: 3×10^{11}, Days 4-6: 6×10^{11}
2. Baseline Phe values per data for n=5

Disposition & Demographics

- Enrolled **20 adults** with PKU (SYNB1618 =11, SYNB1934 = 9)
- All had **Phe > 600 µM** at screening, despite diet and/or sapropterin (Kuvan®), with mean of 1,041 µM and 987 µM for SYNB1618 and SYNB1934, respectively[2]
- Baseline characteristics were evenly distributed across arms, with a representative mix by age, gender, Phe levels, and baseline treatment synlogic

© 2022 SYNLOGIC. SYNPHENY-1 PHASE 2 TOP-LINE RESULTS. ALL RIGHTS RESERVED. | 10

SYNB1934 SYNB1618 Data are LS mean +/- 95% CI SYNB1618 n=10; SYNB1934 n=5 * Defined as those that completed dosing Plasma Phe Change vs. Baseline (Day 14) Robust Mean Reductions in Plasma Phe (“All Comers”*) Note: The 95% confidence interval did not cross zero for either strain

SYNB1934 SYNB1618 Data are LS mean +/- 95% CI SYNB1618 n=10; SYNB1934 n=5 * Defined as those that completed dosing Plasma Phe Change vs. Baseline (Day 14) Robust Mean Reductions in Plasma Phe (“All Comers”*) Note: The 95% confidence interval did not cross zero for either strain Kuvan® pivotal study “All comers” benchmark1 1. FDA Statistical Review & Evaluation of sapropterin dihydrochloride 2007, p 9.

SYNB1934 6/10 achieved at least 20% Phe lowering1 Range among responders2 -20% to -61% Range among responders2 -29% to -80% 3/5 achieved at least 20% Phe lowering1 SYNB1618 Responder Data Show Clinical Significance of Phe Lowering Responder definition: >20% reduction vs. baseline in plasma Phe levels achieved on Day 7 or Day 14 Maximum Phe reduction by patient, Day 7 or Day 14

Data Based on Integrated Analysis with Arms 1 & 2 (n=15) Response 60% (9/15) achieved at least 20% Phe lowering* 42% mean Phe lowering in responders (n=9 responders) Responders Threshold Lowering 7/9 of the responders achieved Phe levels ≤600 µM 600 µM Results Across All Participants Support Strength of Profile -42% SYNB1618 n=10; SYNB1934 n=5 * Responder definition: >20% reduction vs. baseline in plasma Phe levels achieved on Day 7 or Day 14

Data Confirm Potential as Adjunctive Treatment Option ADJUNCTIVE OPPORTUNITY ~75% remain untreated1 sapropterin (Kuvan®) Data included patients who received study drugs as an adjunct to ongoing treatment with sapropterin (Kuvan®) Adjunctive data for patients for both strains were consistent with broader findings Phe reductions were 26% and 80% In line with expectations given independent mechanism This experience confirms potential as an adjunctive treatment option PKU Market

Biomarkers Confirm Phe Metabolism in GI Tract by Both Strains Plasma D5-Phe* Data are LS mean +/- 95% CI; SYNB1618 n=10; SYNB1934 n=5 Inhibition of Phe Absorption Biomarkers of Strain Activity in GI Tract Plasma D5-TCA Urinary D5-HA SYNB1934 SYNB1618 * Primary Endpoint TCA = trans-cinnamic acid; HA = hippuric acid, AUC=area under the curve, AeT=total amount excreted

Adverse events were all mild to moderate, predominantly GI in nature, and similar across SYNB1618 and SYNB1934.  Across both arms, 3 patients discontinued due to GI-related AEs.  One patient withdrew consent at the baseline visit and one reported facial flushing which was attributed to a potential allergic reaction. There were no serious adverse events (SAEs) Expected Phase 3 plans incorporate these learnings through (1) Starting with a low dose and (2) A slower ramp, with more time at each dose prior to advancing  Safety & Tolerability – Summary of Top-Line Findings Favorable profile, consistent with program findings to date

Phase 2 Top-Line Results Support Potential to Transform PKU The vast majority of PKU patients need a medical treatment to lower Phe, with 75% untreated Clinically meaningful Phe reduction: SYNB1934 “All-comers” mean Phe reduction of -34% Strong response: 60% achieved clinical response across both strains, with -42% Phe lowering among responders Potential for adjunctive therapy: Additional Phe-lowering when provided to Kuvan-treated patients confirms potential for adjunctive use Favorable safety profile: Across Phase 2, all adverse events were mild or moderate in severity and were predominantly gastrointestinal (GI) in nature. There were no serious adverse events (SAEs). With >230 patients dosed across 4 clinical trials, PKU Program advances to Ph. 3 with SYNB1934 Potential as 1st orally-administered biotherapeutic for both monotherapy and adjunctive treatment in PKU

Conclusions Dr. Aoife Brennan President & CEO © 2022 SYNLOGIC. SYNPHENY-1 PHASE 2 TOP-LINE RESULTS. ALL RIGHTS RESERVED. |

SYNB1618: POC established SYNB1934: Greater potency confirmed in Phase 1 Committed to Ph. 3 based on strength of POC SYNB1618: Completed Ph. 2 SYNB1934: Generated data in PKU patients Monotherapy and adjunctive potential positioning confirmed Ph. 3 initiation with SYNB1934 Single, registrational study Primary endpoint: plasma Phe reduction (vs. placebo) in responder population1 Low dose to start, slower ramp, and flexible titration to optimize tolerability 20% reduction vs. baseline in plasma Phe was used as the responder definition for Palynziq (pegvaliase injection), the most recent PKU approval by the EMA and FDA, per Palynziq USPI PKU Program Has Clear Path to Phase 3 * Anticipated timing and study design H2 2021 H2 2022 H1 2023*

PKU remains a profound burden Phase 2 top-line data confirm transformative potential of SYNB1934 Expect to initiate Phase 3 with SYNB1934 in H1 2023

Phenylketonuria (PKU) Inflammatory Bowel Disease (IBD) Enteric Hyperoxaluria SYNB8802 Homocystinuria (HCU) Gout Proof of Concept H2 2022 Combo study late ‘21 Metabolic Immunology SYNB1934 IBD Program - Single Target Exploratory Preclinical IND-Enabling Studies Phase 1 Phase 2 Phase 3 Ph 1 HV Data H2 2022 HV = Healthy Volunteers SYNB1353 Rare Metabolic Diseases SYNB8802 Advancing a New Class of Biotherapeutics SYNB2081

Available For Questions Dave Hava, PhD Chief Scientific Officer Michael Jensen Chief Financial Officer Antoine Awad Chief Operating Officer Molly Harper Chief Business Officer Aoife Brennan, MB ChB President & CEO

Thank You  © 2022 SYNLOGIC. SYNPHENY-1 PHASE 2 TOP-LINE RESULTS. ALL RIGHTS RESERVED. |